UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2015
(Date of earliest event reported)

ASAP Expo, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-51554	22-3962936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9436 Jacob Lane,
Rosemead, CA	91770
(Address of Principal Executive Offices)	(Zip Code)

(213) 625-1200
(Registrant’s telephone number, including area code)

______________________________________________
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain officers

On December 11, 2015, Charles Rice, Peter Lin, Deborah Shamaley, Nobert Yuan and James Vandeberg resigned as directors of ASAP Expo, Inc., a Nevada corporation, (the “Company”) and Jerome Yuan resigned as Corporate Secretary. The resignations were not based upon any disagreement with the Company on any matters relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 17, 2015

ASAP EXPO, INC.

By:	/s/ Frank Yuan
Frank Yuan, Chairman and CEO